MITESCO INC.



OTCQB: MITI

Investor Presentation
August 2021

Forward Looking Statements

MITESCO INC.

Statement Under the Private Securities Litigation Reform Act

As contemplated by the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this presentation contains forward-looking statements pertaining to future, anticipated, or projected plans, performances, and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimating or predictions of future results or events and there can be no assurance that actual results or events will not materially differ from expectations. Further information on potential factors that could affect Mitesco, Inc. is included in the Company's filings with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.

Corporate Overview

MITESCO | INC.

Mitesco's mission is to acquire and implement technologies & services to improve the quality of care, reduce cost and enhance consumer convenience

- Healthcare is rapidly becoming a consumer product with the current model focused on sickness and transactional services
- The Good Clinic™ uses the cost saving, nurse practitioner primary care clinic model to provide primary and preventative care enhanced with an integrative wellness focus
- Model provides key operational savings and a unique consumer experience
- First unit of The Good Clinic™ generating revenue as of February 2021
- Expansion plans include organic growth through clinic expansion and targeted clinic and technology acquisitions
- 4 new clinic LOIs in place and new targets under negotiation

Mitesco

OTCQB: MITI

Share Price[1]	$0.29
Market Cap[1]	$60 M
Shares Outstanding[2]	208 M
Float[2]	189 M
Insider Holdings[2]	5%
Headquarters	St. Louis Park, MN

1) As of August 12, 2021
2) As of August 1, 2021

Market Opportunity

MITESCO | INC.

- Healthcare is rapidly becoming a consumer product, with patients ranking personalized care and convenience as their top priorities
  - U.S. Primary Care market size expected to reach **$409 billion** by 2027, growing at a CAGR of 4.7%[1]
- Current healthcare model is oriented toward transactions for sick patients, and the shortage of primary care services is growing
- WHO and CMS studies validate the importance of greater investment in Primary Care as a strategy to reduce overall healthcare costs and improve quality of health
- Telehealth options will be a vital part of an overall wellness program
  - U.S. Telemedicine market size expected to reach **$25.9 billion** by 2027, growing at a CAGR of 15.8%[2]

Across the nation, healthcare consumers are consistent about two things:

81%
of patients are not satisfied with their healthcare experience[3]

Healthcare consumers rank **a personalized care experience** as their top priority[4]

The consumer is demanding progress:

90%
of metropolitan areas have highly concentrated markets[5]

80%
of patients would consider switching providers for convenience alone[6]

Sources: 1) Grand View Research, 2) Polaris Market Research 3 Prophet & GE Healthcare Camden Group 4) Deloitte 5) The Commonwealth Fund 6) Becker's Hospital Review

The Healthcare Landscape

Disjointed Treatment Options



Devices

- Transactional orientation
- Regression to the mean: many users get better without intervention
- Significant user attrition: keeping users active is the big challenge
- Increasing cost of acquisition
- It's not about the device, it's what is done with the information



Provide
patients with helpful resources
Simplify
management of chronic disease
Reduce
overall health-care costs
Motivate
and engage patients
Improve
adherence and prevent disease complications
Increase
patient provider relationship through branded videos

Disease Treatment

- Transactional orientation
- Narrow focus
- Limited market – weak evidence of value
- Little evidence they can impact an intransigent
- One size fits all



Apps

- Transactional orientation
- One size fits all approach
- "Do what we say"
- Data informs education but often is not actionable
- 43% of users stop use within six months[1]

Sources: 1) Heatlhline

The Good Clinic

It's About Better-Quality Living

- Focused on enhancing Primary Care through prevention, monitoring progress, patient activation, & whole person wellness
- Providing primary care, preventive care, behavioral wellness, chronic disease management, immunizations, skin care, wellness planning, women's health & virtual care built upon knowing the individual
- Leverages the nurse practitioner primary care expertise
- Client partnership orientation with a jointly developed personalized plan based on the client's goals and current activation level
- Activation informs education, technology, & complexity of interaction to meet them at their level
- Target market: the 70% of people with average use of <$2,000 / year

the good clinic™


good clinic

A Unique Consumer Experience

MITESCO INC.

Differentiators From The Consumer Experience Perspective

1 **Client Experience:** We build our customer experience on the three pillars of **Expertise, Education, and Empathy**.

2 **Client Activation and Commitment:** This "joint accountability" strategy requires a broader definition of primary care:

- ✓ Entry level behavioral health screening
- ✓ Aggressive support of wellness strategies (nutrition, exercise plans, weight management, lifestyle classes, and supplements)
- ✓ Support of cosmetic needs (simple dermatology procedures and products)
- ✓ **A personalized experience**.

3 **Lifestyle Integration**: Client activation scores drives the messaging and education to gain the highest level of progress and facilitates integration of our services into the everyday life of our clients, making it **easy and enjoyable** to use our support systems.



Key Advantages

MITESCO | INC.

Community Amenity

- A part of your life
- Lower cost of client acquisition
- Continuous relationship
- Top of Mind
- Community events
- Improved access to primary care – net new capacity

How We Care

- Scientifically-based
- Convenient
- Personalized
- Planned and ad hoc interactions
- AI – Analytics
- Leverage technology
- Whole person care
- Integration of Eastern/ Western care

Operations

- Minimize cost to build panel
- More visits per client with higher revenue / visit
- Minutes-of-Care delivered
- 40% labor cost advantage
- Labor Availability: More NPs graduating than MDs
- Frictionless visits


the good clinic
the good clinic

MITESCO INC.

United States | 2021-2022

The Good Clinic Expansion Plans


the good clinic

Anticipated Locations of The Good Clinic


Minnesota
10-15 clinics
Colorado
12-20 clinics
Arizona
10-15 clinics
Florida
15-35 clinics

The Good Clinic Expansion Plans

#	Year	Location
7-8	2021	Minnesota, Colorado
10-14	2022	Minnesota, Colorado, Arizona
10-14	2023	Arizona, Florida
10-14	2024	Arizona, Florida

MITESCO | INC.

the good clinic

Expansion Progress


Minnesota
10-15 clinics
Colorado
12-20 clinics

City/State	Status	Targeted Opening
Denver, CO	Negotiating	12/2021
Denver, CO	Negotiating	12/2021
Centennial, CO	Negotiating	1/2022
Lafayette, CO	Negotiating	1/2022
Broomfield, CO	Negotiating	3/2022

City/State	Status	Targeted Opening
Minneapolis, MN	Complete	Open
Eden Prairie, MN	Under Construction	9/1/21
St. Louis Park, MN	Under Construction	10/10/21
St. Paul, MN	Negotiating	12/2021
Maple Grove, MN	Negotiating	12/2021
Eagan, MN	Negotiating	2/2022
Wayzata, MN	Negotiating	2/2022

MITESCO INC.

the good clinic

Competitive Landscape

MITESCO INC.



Telehealth Only

Disjointed Episodic Sick Care

- Transactional orientation
- Keep minor ailments out of the delivery system and find higher revenue producing procedures
- Little medical history with which to work



Retail/Ready Health

Disjointed Episodic Sick Care

- Transactional orientation
- Care is a loss leader to increased retail sales, not health
- Convenience without medical history



Concierge Medicine

Measured Care & Wellness

- Direct to consumer
- Consumer Pay
- Care Plan
- Fixed fee
- Higher cost of customer acquisition
- Risk of Adverse Selection

the good clinic™

The Good Clinic

Primary Care & Community Wellness

- Direct to consumer and insurance
- Residential amenity
- Focus on improving client's life
- Focus on prevention
- Convenient and establishes relationship for Video & Walk-In Sick Care
- **Net New Capacity of Primary Care**

Growth Via Development & Acquisition

MITESCO INC.

Build New Clinics

- **The Good Clinic™** - Build operating infrastructure for growth of nurse practitioner primary care clinics, optimize operations, and launch expansion of clinics across the country
  - Target to open 7 to 8 clinics in 2021
  - Target to open 19 to 25 clinics in 2022
- **Planned expansion:** Open 50 clinics over 3 years based on access to capital and suitable market conditions
  - **Real Estate Partnerships**
  - **Focus on high density residential centers**
  - **Payor partnerships: net new capacity**
  - **Employer offering that leverages our combined physical and virtual care approach**

Targeted Acquisitions

Pursue acquisitions of:

- Existing primary care clinics
- Businesses that enhance revenue through the clinics
- Advanced technology companies that enhance The Good Clinic™ consumer experience and operational efficiency


the good clinic

Acquisition Philosophy

Target Health Tech Macro Verticals

- Behavioral Health
- Personal Health APPs
- AI & Predictive Analytics
- Data & Information Management
- Telehealth & Tele-Monitoring
- Disruptive Medical, Diagnostic, & Treatment Technology

Portfolio

the good clinic

Seek Low-Cost Acquisitions

Target healthcare technology companies with proven solutions that are struggling to attract the capital needed for expansion

Early International Expansion

Minimal GDP growth in Europe with many proven healthcare technology solutions caters to cross-border expansion model

Capture the Steepest Part of the Growth Curve

Find businesses that can quickly scale their models to be accretive to revenue and earnings

The Good Clinic Management

MITESCO INC.



Michael C. Howe

Chief Executive Officer

- Successful growth-oriented CEO with 30 years of consumer & healthcare experience including CEO of Minute Clinic (acquired by CVS in 2006), Arbys Restaurants and Verify Brands



Rebecca Hafner-Fogarty
MD, MBA, FAAFP

Chief Medical Officer

- Senior clinical executive in consumer health including roles with Minute Clinic and Zipnosis
- Former primary care physician and served on the Board of Medical Practice for the State of Minnesota



Kevin Lee Smith
DNP, FNP, FAANP

Chief Nurse Practitioner Officer

- Senior clinical and quality leadership experience with Minute Clinic and Zipnosis
- Has been an active primary care Nurse Practitioner and served as faculty at the University of Minnesota



Bradley D. Case

President

- Senior health executive experience at Symphony Care, Bright Health & United Health Group. Additionally, he was CEO of Estrella Health.

Mitesco Management & Board of Directors

MITESCO | INC.









Name	Role	Background
Lawrence Diamond	CEO & Director	Innovative business executive with 25+ years of leadership in both public and private health sector companies at the senior management and board level.
Phillip Keller	CFO	30+ years of finance management experience, including CFO and board level roles at various public and private companies in the healthcare sector.
Jenny Lindstrom	Chief Legal Officer	International real estate, employment law, litigation, and securities law specialist, most recently serving as General Counsel for Radisson Hospitality.
Tom Brodmerkel	Chairman of the Board	Business executive with 25+ years of generalist experience within the healthcare sector at the senior executive and board levels.
Faraz Naviq, MD	Independent Director	Banking and asset management experience as a physician innovator within the healthcare sector as a senior executive, founder, and board member.
Juan Carlos Iturregui	Independent Director	Attorney/advisor in public policy, healthcare, & cross border business transactions, serving on boards, and as an appointee for President Bush and President Obama.
Sheila Schweitzer	Independent Director	30+ years of healthcare experience as C-level executive and advisor. Founder of PatientMatters Holding and former CEO of CareMedic.

Key Highlights

MITESCO INC.

- **Healthcare is rapidly becoming a consumer product** and moving away from the current model, which is oriented toward transactions for sick patients (i.e. devices, disease, apps)
- **The Good Clinic™ is focused on improving the life of our clients**
  - Direct to consumer via residential amenity partnership
  - Nurse practitioner primary care clinic model
  - Continuous planned care based on an individuals needs
  - Consumer pay and/or insurance
  - Advantages through care delivery, increased visits and lower operational costs

– U.S. Primary Care market size expected to reach **$409 billion** by 2027, growing at a CAGR of 4.7%[1]

- **Growth plan**:
  - New clinics: 4 new clinic LOIs in place and new targets under negotiation
  - Acquisition of existing clinics
  - Accretive technology including telehealth, personal health apps and A.I.

MITESCO INC.

the good clinic

Source: 1) Grand View Research

Contact

Company Contact:

Mitesco, Inc.
601 Carlson Parkway, Ste. 1050
Minneapolis, MN 55305
1-844-383-8689
www.mitescoinc.com

Investor Contact:

Brian M. Prenoveau, CFA
MZ North America
1-561-489-5315
MITI@mzgroup.us
www.mzgroup.us


MITESCO INC.